January 27, 2020 TCF Financial Corporation 4Q19 Earnings Presentation

Cautionary Statements for the Purposes of Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Corporation's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Corporation's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Corporation's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. This presentation also contains forward-looking statements regarding TCF’s outlook or expectations with respect to the merger and integration with Chemical Financial Corporation (“Chemical”). Examples of forward-looking statements include, but are not limited to, statements regarding outlook and expectations with respect to strategic and financial benefits of the merger, including the expected impact of the transaction on TCF’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the expected costs to be incurred in connection with the merger, and operational aspects of post-merger integration. Certain factors could cause the Corporation's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors" or otherwise disclosed in documents filed or furnished by the Corporation with or to the SEC after the filing of such Annual Report on Form 10-K, the factors discussed below, and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive: deterioration in general economic, political and banking industry conditions; cyber-security breaches, hacking, denial of service, security breaches, loss or theft of information, or other cyber-attacks that disrupt TCF’s business operations or damage its reputation; fluctuation in interest rates that result in decreases in the value of assets or a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; lack of access to liquidity; inability to grow deposits, increase earnings and revenue, manage operating expenses, or pay and receive dividends; adverse effects related to competition from traditional competitors, non-bank providers of financial services and new technologies; soundness of other financial institutions and other counterparty risk, including the risk of default, operational disruptions, security breaches, or diminished availability of counterparties who satisfy our credit quality requirements; adverse developments affecting TCF's branches, including supermarket branches; risks related to developing new products, markets or lines of business; adverse changes in monetary, fiscal or tax policies; heightened consumer protection, supervisory or regulatory practices or requirements; deficiencies in TCF's compliance programs or risk mitigation frameworks; the effect of any negative publicity or reputational damage; technological or operational difficulties; failure to keep pace with technological change, including with respect to customer demands or system upgrades; risks related to TCF's loan sales activity; dependence on accurate and complete information from customers and counterparties; the failure to attract and retain key employees; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; changes in accounting standards or interpretations of existing standards; adverse federal, state or foreign tax assessments; litigation or government enforcement actions; ineffective internal controls; and the effects of man-made and natural disasters, any of which may negatively affect our operations and/or our customers. Use of Non-GAAP Financial Measures Management uses the adjusted net income, adjusted diluted earnings per common share, adjusted ROAA, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio, adjusted net interest income, net interest margin (FTE), net interest margin (FTE), adjusted net interest margin (FTE), adjusted noninterest income, adjusted noninterest expense, tangible book value per common share and tangible common equity to tangible assets internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Corporation's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Corporation in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude merger-related expenses and notable items in addition to presenting net interest income and net interest margin (FTE) excluding purchase accounting accretion and amortization. Management believes these measures are useful to investors in understanding TCF's business and operating results. These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a corporation, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected 2 items does not represent the amount that effectively accrues directly to shareholders.

Fourth Quarter Results Driven by MOE Integration and Execution of Core Business Initiatives

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Diluted EPS	Efficiency Ratio	ROACE	ROATCE[1]
$0.72 Reported	73.5% Reported	8.0% Reported	11.4% Reported
$1.04 Adjusted[1]	58.5% Adjusted[1]	11.6% Adjusted[1]	16.3% Adjusted[1]

MOE Integration on Track

<$321M On track to achieve 4Q20 NIE target

- **Consolidated to a single mortgage lending platform**
- **Integrated commercial loan origination system**

Robust HFI Loan Growth Trends

2.9% Growth QoQ

11.8% Growth QoQ (annualized)

9.9% Commercial growth YoY[2]

Strong Credit Performance

7 bps Net charge-off ratio[3]

0.49% Nonaccrual loans and leases as a percentage of total loans and leases

$14M Provision for credit losses[3]

Executed on Business Initiatives

$1.1B Sold Legacy TCF auto finance portfolio

- **Added key commercial banking leaders to build out Chicago C&I strategy**
- **Announced divestiture of 7 Arizona branch locations in January 2020, emphasizing focus on core Midwest and Colorado markets**

Capital Position Provides Optionality

11.0% CET1 Ratio

658K Shares repurchased during 4Q19

$27.5M Cost of shares repurchased during 4Q19

[1] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides
[2] Based on combined historical TCF and Chemical reported financials
[3] Excluding $4.7M recovery from consumer nonaccrual/TDR loan sale, net charge-off ratio would have been 13 bps and provision would have been $19M; see Appendix for "Non-GAAP Reconciliation" slides

3

Merger of Equals Integration Remains on Track Recent MOE Actions • Completed consolidation onto a single mortgage lending platform • Integrated commercial loan origination system for corporate banking and middle market, allowing for improved efficiency and turnaround times • Implemented combined benefits plan • Launched company-wide learning management system for all team members learning and development needs • Over 35% of vendor contracts have been renegotiated Upcoming Priorities • Publish new Purpose and Beliefs statement in 1Q20 • Begin transitioning Legacy Chemical customers onto TCF digital banking platform • Various waves of system roll-outs prior to final systems conversion in 3Q20 • Continuation of staffing optimizations • Execution of business synergy initiatives 4

Loan Growth Driven by Commercial Portfolio

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HFI Loans and Leases ($ billions)



Legacy TCF Auto
Loans and Leases (ex. Legacy TCF Auto)
6.6% YoY growth, excluding Legacy TCF Auto[1]
$34.3
$2.0
$32.3
$33.5
$34.5
4Q18
3Q19
4Q19
TCF/Chemical Combined [2]

HFI Loan and Lease Growth Drivers ($ billions)



$33.5
$0.5
$0.4
$0.1
$0.0
$34.5
$1.0B of commercial loan and lease growth in 4Q19
3Q19
C&I
CRE
Lease financing
Consumer
4Q19

(Dollars in billions)		Dec. 31, 2019	YoY Change[2] $	YoY Change[2] %
Commercial and industrial	$	11.3	$ 1.1	10.6%
Commercial real estate		9.3	0.9	10.1
Lease financing		2.7	0.2	6.7
Total commercial		**23.3**	**2.2**	**9.9**
Residential mortgage		6.2	0.4	6.6
Consumer installment		1.5	—	—
Legacy TCF auto finance		—	(2.0)	(100)
Home equity		3.5	(0.4)	(9.2)
Total consumer		**11.2**	**(2.0)**	**(14.8)**
HFI loans and leases	$	34.5	$ 0.2	0.5
HFI loans and leases, ex. TCF auto finance[4]	**$**	**34.5**	**$ 2.2**	**6.6**

4Q19 Loan and Lease Highlights

- **$499M** of C&I growth QoQ
- 4Q19 loan and lease yield of **5.24%**[3], down 38 bps from 3Q19, impacted by:
  - Full-quarter of Chemical loan and lease balances
  - Full-quarter impact of September 2019 rate cut and the incremental October rate cut

[1] Total period-end loans and leases of $34.5B, up $0.2B or 0.5% YoY
[2] Combined TCF and Chemical reported financials
[3] Annualized and presented on a fully tax-equivalent basis
[4] Excludes the Legacy TCF auto finance portfolio at 12/31/18, which had a balance of $2.0B

5

Disciplined Deposit Pricing with Improved Mix 3 Deposit Growth ($ billions) Cost of Deposits Down 6 bps from 3Q19 YoY non-CD growth of 5%1 0.95% 0.94% $34.5 $35.3 $34.5 0.90% $8.9 $8.4 $7.5 CDs 0.88% Deposits (ex. CDs) $25.6 $26.9 $27.0 0.79% 4Q18 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 TCF/Chemical TCF/Chemical Combined2 Combined2 4Q19 Deposit Highlights 4Q19 Deposit Cost Highlights • Total deposits down $818M QoQ driven by the seasonal • CDs as a percentage of total deposits declined to decline of municipal deposits and the proactive run-off of 22% from 24% at September 30, 2019 higher cost funding through balance sheet management • Cost of CDs of 1.97%, down 10 bps from 3Q19 strategies, including the sale of the Legacy TCF auto • Cost of deposits (ex. CDs) of 0.57%, down 1 bp from finance portfolio: 3Q19 ◦ CDs down $930M including $402M of brokered • Short duration CD portfolio with 70% maturing over CD run-off the next six months with an average rate of 2.11% 1 Total period-end deposits of $34.5B, down $29M or 0.1% YoY 2 Combined TCF and Chemical reported financials 6 3 Annualized

Reinvesting in the Investment Securities Portfolio Investment Securities Balances ($ billions) Investment Securities Mix (4Q19) Yield2 Other $7.2 $6.9 $0.7B $5.7 Obligations of states and political 10% subdivisions 13% 2.81% 2.84% $0.9B $7B Agency 10% CMBS Agency $0.7B 67% MBS 2Q19 3Q19 4Q19 $4.7B 15.3% 12.5% 14.7% of total assets of total assets of total assets TCF/Chemical Combined1 4Q19 Investment Securities Highlights Investment Securities Portfolio Attributes (4Q19) • Purchased investment securities in 4Q19 with an average tax-equivalent yield of 2.71%2, compared to the 3Q19 2 4.1 Years 96% purchase yield of 2.63% and the weighted average yield duration at AA and AAA rated of securities sold in 3Q19 of 2.43% December 31, 2019 • $170M remaining to redeploy from 3Q19 securities sale of $1.6B 1 Combined TCF and Chemical reported financials 7 2 Annualized and presented on a fully tax-equivalent basis

Net Interest Income and Net Interest Margin Impacted by Purchase Accounting Accretion 2 Net Interest Income ($ millions) Net Interest Margin Purchase Accounting Accretion Purchase Accounting Accretion $409 $371 $31 4.14% 4.10% 3.89% $28 0.31% 0.40% 0.29% $378 3 $343 $143 3 3 3.83% 3.70% 3.60% $15 $128 3Q19 Sept. 2019 4Q19 3Q19 Sept. 2019 4Q19 1 Stub Period Month Actual Stub Period1 Month Actual 4Q19 Net Interest Income and Net Interest Margin Highlights • Net interest income growth from 3Q19 impacted by 3Q19 stub period financials • Net interest margin (FTE) impacted by full quarter of Chemical balance sheet 1 Stub period reflects Legacy TCF July 2019 NII plus New TCF August/September 2019 NII 2 Annualized and presented on a fully tax-equivalent basis; see Appendix for "Non-GAAP Reconciliation" slides 8 3 Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides

A More Diverse Noninterest Income Mix

Noninterest Income ($ millions)


Notable Items
$156
$129
$129[1]
$35[2]
$94
$166[1]
$8[2]
$158
4Q18
1Q19
TCF/Chemical Combined[3]
3Q19
Stub Period[4]
4Q19

Noninterest Income Mix ($ millions) (4Q19)


$47
$39
$25
$13
$6
$6
$22
Leasing
Fees and Service Charges on Deposits Accounts
Card and ATM
Net Gains on Sales of Loans and Leases
Servicing Fees
Wealth Management
Other

4Q19 Noninterest Income Highlights

- 4Q19 includes **$7.6M** of notable items including an $8.2M loss on sale of the Legacy TCF auto finance portfolio and a $0.6M recovery of prior loan servicing rights impairment
- Net gains on sales of loans and leases included **$3.7M** gain related to a nonaccrual and TDR loan sale
- Other noninterest income included a **$2.4M** favorable interest rate swap mark-to-market adjustment
- 4Q19 is typically a seasonally high quarter for leasing noninterest income
- Noninterest income growth from 3Q19 (excluding notable items) impacted by 3Q19 stub period financials

[1] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides
[2] Noninterest income notable items reflected a loss of $35.2M and $7.6M in 3Q19 and 4Q19, respectively
[3] Combined TCF and Chemical reported financials
[4] Stub period reflects Legacy TCF July 2019 noninterest income plus NewTCF August/September 2019 noninterest income

9

Focus on Delivering on Cost Synergy Commitment

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Noninterest Expense ($ millions)
Notable items
Merger-related expenses
$358
$417
$47
$15[2]
$355 [3]
<$321
4Q18
TCF/Chemical Combined[1]
4Q19
4Q20
NIE Target



Driving Toward Below Peer Median Efficiency
Post-Cost Savings
Adjusted Efficiency Ratio Target[5]:
Below Peer Median
73.5%
58.5%
56.5%
4Q19
4Q19 Adjusted [3]
3Q19 Peer Median [4]

4Q19 Noninterest Expense Highlights

- 4Q19 includes **$47.0M** of merger-related expenses and **$14.5M** of notable items including the pension fair valuation adjustment (**$6.3M**), impact of the sale of Legacy TCF auto finance portfolio (**$4.7M**) and branch exit costs (**$3.5M**)
- 4Q19 also includes **$9.4M** of expenses related to:
  - **$4.0M** impairment of historic income tax credits (more than offset by $3.6M income tax benefit related to the same tax credits)
  - **$1.3M** branch impairment
  - **$4.1M** higher commissions expense compared to 3Q19, driven by 4Q19 originations

[1] Combined TCF and Chemical reported financials
[2] Noninterest expense notable items reflected expenses of $5.9M and $14.5M in 3Q19 and 4Q19, respectively
[3] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides
[4] Source: S&P Global Market Intelligence (peer data as of 3Q19; TCF data as of 4Q19)
[5] Financial targets compared to TCF Peer Group which includes KEY, RF, MTB, FRC, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, ASB, BKU, VLY and IBKC. ROATCE and adjusted efficiency ratio are non-GAAP financial measures. A reconciliation of the ROATCE and adjusted efficiency ratio targets to the most directly comparable GAAP measure is not provided because the Corporation is unable to provide such reconciliation without unreasonable effort, however, it is expected to be consistent with historical non-GAAP reconciliation included in the appendix.

10

Credit Quality Trends Remain Strong Net Charge-offs and Provision ($ millions) Allowance for Loan and Lease Losses ($ millions) Net charge-offs Provision for credit losses ALLL / total loans and leases Net charge-offs / average loans and leases1 $29 $121 $27 $113 $21 $16 0.39% $14 0.36% 0.33% 0.18% $6 0.07% 2Q19 3Q19 4Q19 2 3Q19 4Q19 TCF/Chemical Combined 3 4 Nonaccrual Loans and Leases ($ millions) Over 90-Day Delinquencies Nonaccrual loans and leases Nonaccrual loans and leases / total loans and leases $182 $170 0.09% 0.09% 0.54% 0.49% 3Q19 4Q19 3Q19 4Q19 1 Annualized 2 Includes $4.7M recovery from consumer nonaccrual/TDR loan sale. Excluding the recovery, 4Q19 net charge-offs were $11M, NCO ratio was 0.13% and provision for credit losses was $19M (see Appendix for "Non-GAAP Reconciliation" slides) 3 Combined TCF and Chemical reported financials 11 4 Excludes nonaccrual loans and leases

Strong Capital Position

CET1 Ratio
(4Q19)

11.0%

CET1 Ratio
(Near-term Target)

~10.0%

ROATCE
(Post-Cost Savings Target)[1]

Top-Quartile[2]

Capital Priorities

Organic Growth

Ample opportunities for growth given complementary business platforms and adjacent markets

Dividends

Dividend payout ratio target of **30% - 40%**

Share Repurchases

Evaluate share repurchases based on excess capital after organic growth and dividends

Repurchased **658K** shares of common stock in 4Q19 at a cost of $27.5M ($122.5M remaining under current share repurchase program)

Corporate Development

Remain disciplined for opportunities including whole banks, lending or deposit platforms, or portfolios

[1] ROATCE is a non-GAAP financial measure. A reconciliation of the ROATCE target to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however it is expected to be consistent with the historical non-GAAP reconciliation included in the appendix
[2] Compared to TCF's Peer Group including KEY, RF, MTB, FRC, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, ASB, BKU, VLY and IBKC

12

Driving Shareholder Value Through Strong Returns and Efficiencies We believe ROATCE and Efficiency Ratio are aligned with shareholder value creation Targeting Strong Performance Relative to Peer Banks1 Efficiency Ratio (%) ROATCE (%)3 Post-MOE Cost Savings Adjusted ROATCE Target2 Post-MOE Cost Top-Quartile Savings Adjusted 3 4Q19 TCF 16.3% Efficiency Ratio Target2 Adjusted Below Peer Median 3Q19 Peer 15.8% Top Quartile 3Q19 Peer 56.5% Median 4Q19 TCF 58.5% 3 Adjusted 4Q19 TCF 11.4% Reported 4Q19 TCF 73.5% Reported 1 Source: S&P Global Market Intelligence (peer data as of 3Q19; TCF data as of 4Q19) 2 Financial targets compared to TCF Peer Group which includes KEY, RF, MTB, FRC, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, ASB, BKU, VLY and IBKC. ROATCE and adjusted efficiency ratio are non-GAAP financial measures. A reconciliation of the ROATCE and adjusted efficiency ratio targets to the most directly comparable GAAP measure is not provided because 13 the Company is unable to provide such reconciliation without unreasonable effort, however, it is expected to be consistent with historical non-GAAP reconciliation included in the appendix. 3 Denotes a non-GAAP financial measure; see Appendix for “Non-GAAP Reconciliation” slides

Appendix

Impact of 4Q19 Merger-related Expenses and Notable Items

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(Dollars in thousands, except per share data)		4Q19 Reported		Merger-related Items		Notable Items			4Q19 Adjusted[1]
Net interest income	$	408,753	$	—	$	—		$	408,753
Provision for credit losses		14,403		—		—			14,403
Noninterest income:									—
Net gains (losses) on sales of loans and leases		12,934		—		(8,194)	(2)		21,128
Other noninterest income		22,123		—		638	(3)		21,485
All other noninterest income line items		122,995		—		—			122,995
Total noninterest income		158,052		—		(7,556)			165,608
Noninterest expense:									
Compensation and employee benefits		180,969		—		(930)	(4)		180,039
Occupancy and equipment		56,771		—		(1,543)	(4)		55,228
Merger-related expenses		47,025		(47,025)		—			—
Other noninterest expense		108,935		—		(12,032)	(5)		96,903
All other noninterest expense line items		22,871		—		—			22,871
Total noninterest expense		416,571		(47,025)		(14,505)			355,041
Income before income tax expense		135,831		(47,025)		(22,061)			204,917
Income tax expense (benefit)		21,375		(10,966)		(8,938)	(6)		41,279
Income after income tax expense		114,456		(36,059)		(13,123)			163,638
Income attributable to non-controlling interest		2,057		—		—			2,057
Net income attributable to TCF		112,399		(36,059)		(13,123)			161,581
Preferred stock dividends		2,494		—		—			2,494
Net income available to common shareholders	**$**	**109,905**	**$**	**(36,059)**	**$**	**(13,123)**		**$**	**159,087**
Diluted earnings per share	$	0.72	$	(0.24)	$	(0.08)		$	1.04
Average diluted common shares outstanding		152,658,766		—		—			152,658,766
Return on average assets		0.99%							1.42%
Return on average common equity		8.00%							11.57%
Return on average tangible common equity[1]		11.35%							16.25%
Efficiency ratio[(7)]		73.49%							58.51%

[1] Denotes a non-GAAP financial measure; see Appendix for "Reconciliation of GAAP to Non-GAAP Financial Measures" slides
[2] Includes a portion of the loss on sale of Legacy TCF auto finance portfolio.
[3] Includes recovery of loan servicing rights impairment.
[4] Includes expenses related to the Legacy TCF auto finance portfolio sale.
[5] Includes a $1.5M loss related to the Legacy TCF auto finance portfolio sale, $3.5M of branch exit costs, and a $6.3M pension fair valuation adjustment.
[6] Includes a tax basis benefit adjustment ($3.8M) and income tax benefit based on TCF's normal tax rate on pretax notable items
[7] Adjusted efficiency ratio also excludes lease financing equipment depreciation, other intangible amortization, impairment of historic income tax credits and net interest income FTE adjustment.

15

Non-GAAP Reconciliation Computation of adjusted diluted earnings per common share: Quarter Ended Dec. 31, Sep. 30, (Dollars in thousands, except per share data) 2019 2019 Earnings allocated to common stock (a) $ 109,905 $ 19,654 Merger-related expenses 47,025 111,259 Notable items: Sale of legacy TCF auto finance portfolio(1) 12,864 19,264 Termination of interest rate swaps(2) — 17,302 Gain on sales of certain investment securities(3) — (5,869) Write-down of company-owned vacant land parcels and branch exit costs(4) 3,494 5,890 Pension fair valuation adjustment(4) 6,341 — Loan servicing rights (recovery) impairment(2) (638) 4,520 Total notable items 22,061 41,107 Related income tax expense, net of benefits(5) (19,904) (46,213) Total adjustments, net of tax 49,182 106,153 Adjusted earnings allocated to common stock (b) $ 159,087 $ 125,807 Weighted-average common shares outstanding used in diluted earnings per common share calculation (c) 152,658,766 128,754,588 Diluted earnings per common share (a) / (c) $ 0.72 $ 0.15 Adjusted diluted earnings per common share (b) / (c) 1.04 0.98 (1) Included within Net (loss) gain on sales of loans and leases ($8.2 million), other noninterest expense ($2.2 million), occupancy and equipment ($1.5 million) and compensation and employee benefits ($0.9 million) (2) Included within Other noninterest income. (3) Included within Net gains on investment securities. (4) Included within Other noninterest expense. (5) Included within Income tax expense (benefit). 16

Non-GAAP Reconciliation Computation of FTE and adjusted net interest income and margin: Quarter Ended Dec. 31, Sep. 30, (Dollars in thousands, except per share data) 2019 2019 Net interest income $ 408,753 $ 371,793 Adjustment for taxable equivalent interest(1) 2,896 2,488 Net interest income (FTE) 411,649 374,281 Purchase accounting accretion and amortization (30,523) (28,411) Adjusted net interest income (FTE), excluding purchase accounting accretion and amortization $ 378,230 $ 343,382 Net interest margin 3.86% 4.12% Net interest margin (FTE) 3.89 4.14 Purchase accounting accretion and amortization (0.29) (0.31) Adjusted net interest margin, excluding purchase accounting accretion and amortization (FTE) 3.60% 3.83% (1) The yield on tax-exempt loans and investment securities available-for-sale is computed on a tax-equivalent basis using a statutory federal income tax rate of 21%. Computation of adjusted net interest income and margin: Month Ended Sep. 30, (Dollars in thousands, except per share data) 2019 Net interest income $ 142,216 Adjustments for taxable equivalent interest 960 Net interest income (FTE) 143,176 Purchase accounting accretion and amortization (14,500) Adjusted net interest income (FTE), excluding purchase accounting accretion and amortization $ 128,676 Average interest-earning assets $ 42,030,630 Net interest margin (FTE) 4.10% Purchase accounting accretion and amortization (0.40) Adjusted net interest margin, excluding purchase accounting accretion and amortization (FTE) 3.70% 17

Non-GAAP Reconciliation Computation of adjusted provision and net charge-offs: Quarter Ended Dec. 31, (Dollars in thousands) 2019 Provision $ 14,403 Provision benefit due to the consumer nonaccrual and TDR loan sale 4,694 Adjusted provision, excluding consumer nonaccrual and TDR loan sale $ 19,097 Net charge-offs (a) $ (6,237) Recovery related to the consumer nonaccrual and TDR loan sale (b) (4,694) Adjusted net charge-offs, excluding consumer nonaccrual and TDR loan sale (c) $ (10,931) Average loans and leases (d) $ 33,804,883 Net charge-off rate as a percentage of average loans and leases(1) (a)/(d) 0.07% Impact of recovery to net charge-off ratio related to the consumer nonaccrual and TDR loan sale(1) (b)/(d) 0.06 Adjusted net charge-off ratio, excluding consumer nonaccrual and TDR loan sale(1) (c)/(d) 0.13% (1) Annualized 18

Non-GAAP Reconciliation

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Computation of adjusted return on average assets, common equity, average tangible common equity and average tangible common equity:		Quarter Ended	
(Dollars in thousands)		Dec. 31, 2019	Sep. 30, 2019
Adjusted net income after tax expense:			
Income after tax expense	(a)	$ 114,456	$ 24,978
Merger-related expenses		47,025	111,259
Notable items		22,061	41,107
Related income tax expense, net of tax benefits		(19,904)	(46,213)
Adjusted net income after tax expense for ROAA calculation	(b)	163,638	131,131
Net income available to common shareholders	(c)	109,905	19,654
Other intangibles amortization		5,505	4,544
Related income tax expense		(1,284)	(1,085)
Net income available to common shareholders used in ROATCE calculation	(d)	114,126	23,113
Adjusted net income available to common shareholders:			
Net income available to common shareholders		109,905	19,654
Notable items		22,061	41,107
Merger-related expenses		47,025	111,259
Related income tax expense, net of tax benefits		(19,904)	(46,213)
Net income available to common shareholders used in adjusted ROAA and ROACE calculation	(e)	159,087	125,807
Other intangibles amortization		5,505	4,544
Related income tax expense		(1,284)	(1,085)
Net income available to common shareholders used in adjusted ROATCE calculation	(f)	163,308	129,266
Average balances:			
Average assets	(g)	46,119,514	39,094,366
Total equity		5,691,119	4,683,129
Non-controlling interest in subsidiaries		(23,683)	(25,516)
Total TCF Financial Corporation shareholders' equity		5,667,436	4,657,613
Preferred stock		(169,302)	(169,302)
Average total common shareholders' equity used in ROACE calculation	(h)	5,498,134	4,488,311
Goodwill, net		(1,266,166)	(890,155)
Other intangibles, net		(211,294)	(142,925)
Average tangible common shareholders' equity used in ROATCE calculation	(i)	$ 4,020,674	$ 3,455,231
ROAA[(1)]	(a) / (g)	0.99%	0.26%
Adjusted ROAA[(1)]	(b) / (g)	1.42	1.34
ROACE[(1)]	(c) / (h)	8.00	1.75
Adjusted ROACE[(1)]	(e) / (h)	11.57	11.21
ROATCE[(1)]	(d) / (i)	11.35	2.68
Adjusted ROATCE[(1)]	(f) / (i)	16.25	14.96

(1) Annualized.

19

Non-GAAP Reconciliation Computation of adjusted efficiency ratio, noninterest income and noninterest expense: Quarter Ended Dec. 31, Sep. 30, (Dollars in thousands) 2019 2019 Noninterest expense (a) $ 416,571 $ 425,620 Merger-related expenses (47,025) (111,259) Write-down of company-owned vacant land parcels and branch exit costs (3,494) (5,890) Sale of Legacy TCF auto finance portfolio (4,670) — Pension fair valuation adjustment (6,341) — Adjusted noninterest expense 355,041 308,471 Lease financing equipment depreciation (18,629) (19,408) Amortization of intangibles (5,505) (4,544) Impairment of historic income tax credits (4,030) — Adjusted noninterest expense, efficiency ratio (b) 326,877 284,519 Net interest income $ 408,753 $ 371,793 Noninterest income 158,052 94,258 Total revenue (c) $ 566,805 $ 466,051 Noninterest income $ 158,052 $ 94,258 Sale of Legacy TCF auto finance portfolio 8,194 19,264 Termination of interest rate swaps — 17,302 Gain on sales of certain investment securities — (5,869) Loan servicing rights (recovery) impairment (638) 4,520 Adjusted noninterest income 165,608 129,475 Net interest income 408,753 371,793 Net interest income FTE adjustment 2,896 2,488 Adjusted net interest income 411,649 374,281 Lease financing equipment depreciation (18,629) (19,408) Adjusted total revenue, efficiency ratio (d) $ 558,628 $ 484,348 Efficiency ratio (a) / (c) 73.49% 91.32% Adjusted efficiency ratio (b) / (d) 58.51% 58.74% 20

Non-GAAP Reconciliation Computation of tangible common equity to tangible assets and tangible book value per common share: Quarter Ended Dec. 31, Sep. 30, (Dollars in thousands, except per share data) 2019 2019 Total equity $ 5,727,241 $ 5,693,417 Non-controlling interest in subsidiaries (20,226) (23,313) Total TCF Financial Corporation shareholders' equity 5,707,015 5,670,104 Preferred stock (169,302) (169,302) Total common shareholders' equity (a) 5,537,713 5,500,802 Goodwill, net (1,299,878) (1,265,111) Other intangibles, net (168,368) (215,910) Tangible common shareholders' equity (b) $ 4,069,467 $ 4,019,781 Total assets (c) $ 46,651,553 $ 45,692,511 Goodwill, net (1,299,878) (1,265,111) Other intangibles, net (168,368) (215,910) Tangible assets (d) $ 45,183,307 $ 44,211,490 Common stock shares outstanding (e) 152,965,571 153,571,381 Common equity to assets (a) / (c) 11.87% 12.04% Tangible common equity to tangible assets (b) / (d) 9.01 9.09 Book value per common share (a) / (e) $ 36.20 $ 35.82 Tangible book value per common share (b) / (e) 26.60 26.18 21